              Oppenheimer Limited Term California Municipal Fund
                   Supplement dated October 29, 2004 to the
                     Prospectus dated September 29, 2004

The Prospectus is changed as follows:

1.    The Prospectus supplement dated September 29, 2004 is replaced by this supplement.

2.    Class Y shares are not currently available for sale.

3.    The table under the section "How Can You Buy Class A Shares?" on page
        19 is deleted and replaced with the following table:

    -------------------------------------------------------------------
                         Front-End          Front-End
                           Sales         Sales Charge As    Concession As
                         Charge As a    a Percentage of     Percentage of
    Amount of          Percentage of      Net Amount        Offering
    Purchase           Offering Price      Invested         Price
    -------------------------------------------------------------------
    -------------------------------------------------------------------
    Less than               3.50%            3.63%           3.00%
    $100,000
    -------------------------------------------------------------------
    -------------------------------------------------------------------
    $100,000 or more
    but less than           3.00%            3.09%           2.50%
    $250,000
    -------------------------------------------------------------------
    -------------------------------------------------------------------
    $250,000 or more
    but less than           2.50%            2.56%           2.00%
    $500,000
    -------------------------------------------------------------------
    -------------------------------------------------------------------
    $500,000 or more
    but less than $1        2.00%            2.04%           1.50%
    million
    -------------------------------------------------------------------

October 29, 2004                                            PS0801.003